UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AMERICAN FINANCE TRUST, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 12, 2021. D36108-P50781 AMERICAN FINANCE TRUST, INC. AMERICAN FINANCE TRUST, INC. 650 FIFTH AVE., 30TH FLOOR NEW YORK, NY 10019 Meeting Information Meeting Type: Annual Meeting For holders as of: February 16, 2021 Date: April 12, 2021 Time: 2:00 p.m., Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AFIN2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AFIN2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/AFIN, scan the QR Barcode on the reverse side, or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/AFIN, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com/AFIN 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 29, 2021 to facilitate timely delivery. VIEW MATERIALS & VOTE w How To Vote Please Choose One of the Following Voting Methods SCAN TO D36109-P50781 Vote By Internet: Before The Meeting: Go to www.proxyvote.com/AFIN or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AFIN2021. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D36110-P50781 The Board of Directors recommends you vote FOR the following proposals: 1.Election of Directors Nominees for Class I Directors: 1a. Stanley R. Perla 1b. Edward G. Rendell 2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

D36111-P50781